UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2014 (July 14, 2014)

Travelport Limited

(Exact Name of Registrant As Specified In Charter)

Bermuda	333-141714	98-0505100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Galleria Parkway

Atlanta, GA 30339

(Address of Principal Executive Offices, including Zip Code)

(770) 563-7400

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Travelport Limited is offering, through a subsidiary (the “Selling Stockholder”), 20 million shares of common stock of Orbitz Worldwide, Inc. (“Orbitz Worldwide”) in an underwritten public offering. If the sale is consummated, the underwriter would have a 30 day option to purchase up to an additional 3 million shares from the Selling Stockholder. Orbitz Worldwide will not receive any proceeds from the offering.

Credit Suisse Securities (USA) LLC is serving as the lead book-running manager. The offering of securities is made only by means of a written prospectus and related prospectus supplement, which together will form a part of Orbitz Worldwide’s effective registration statement. The prospectus and prospectus supplement relating to the offering will be filed with the U.S. Securities and Exchange Commission (“SEC”) and will be available on the SEC’s website at www.sec.gov. Alternatively, when available, copies of the prospectus and prospectus supplement relating to this offering may be obtained from Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, One Madison Avenue, New York, New York 10010, or by calling 800-221-1037 or by emailing a request to newyork.prospectus@credit-suisse.com.

The shares are being offered pursuant to an effective registration statement filed with the SEC by Orbitz Worldwide. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

The offering is subject to market conditions and the amount of shares offered may change.

In addition, on July 14, 2014, Travelport Worldwide Limited, our indirect parent company, reported the early results of offers of its common shares in exchange for existing notes of our indirect subsidiaries, the upsizing of the exchange offers and the entry into of an agreement to exchange its common shares for term loans of our indirect subsidiary, as discussed in detail in the press release attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Press Release dated July 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

/s/ Rochelle J. Boas
Rochelle J. Boas
Senior Vice President & Assistant Secretary

Date: July 16, 2014

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated July 16, 2014 (July 14, 2014)

EXHIBIT INDEX

99.1	Press Release dated July 14, 2014.